UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05227

Name of Fund: BlackRock Apex Municipal Fund, Inc. (APX)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Apex Municipal Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 06/30/2008

Date of reporting period: 07/01/2007 – 06/30/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Apex Municipal Fund, Inc. (APX) ANNUAL REPORT | JUNE 30, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed’s bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(11.91)%	(13.12)%

Small cap U.S. equities (Russell 2000 Index)	(9.37)%	(16.19)%

International equities (MSCI Europe, Australasia, Far East Index)	(10.96)%	(10.61)%

Fixed income (Lehman Brothers U.S. Aggregate Index)	1.13%	7.12%

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	0.02%	3.23%

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(1.08)%	(1.74)%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today’s volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2008

Investment Objective

BlackRock Apex Municipal Fund, Inc. (APX) (the “Fund”) seeks to provide shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

Performance

For the 12 months ended June 30, 2008, the Fund returned (3.61)% based on market price and (2.40)% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (6.00)% on a NAV basis. All returns reflect reinvestment of dividends. On the whole, portfolio positioning and conservative credit exposure were the primary drivers of the Fund’s relative outperformance. A preference for higher-quality issues, a short duration stance and an above-average distribution yield all contributed positively. Given improving value in the high yield municipal arena, activity during the latter part of the reporting period was geared toward adopting a more neutral posture with respect to both credit and duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	APX
Initial Offering Date	July 25, 1989
Yield on Closing Market Price as of June 30, 2008 ($9.28)[1]	6.01%
Tax Equivalent Yield[2]	9.25%
Current Monthly Distribution per share of Common Stock[3]	$0.0465
Current Annualized Distribution per share of Common Stock[3]	$0.558
Leverage as of June 30, 2008[4]	4%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]	As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	6/30/08	6/30/07	Change	High	Low

Market Price	$9.28	$10.23	(9.29)%	$10.45	$8.92
Net Asset Value	$9.14	$9.95	(8.14)%	$9.96	$9.09

The following charts show the Fund’s portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

Sector	6/30/08	6/30/07

Hospitals	28%	31%
Industrial & Pollution Control	24	29
City, County & State	12	11
Transportation	7	3
Tax Revenue	7	9
Housing	7	4
Power	7	3
Education	5	5
Tobacco	2	3
Water & Sewer	1	1
Lease Revenue	—	1

Credit Quality Allocations[5]

Credit Rating	6/30/08	6/30/07

AAA/Aaa	7%	8%
AA/Aa	7	—
A/A	4	4
BBB/Baa	18	21
BB/Ba	11	9
B/B	5	6
CCC/Caa	4	5
CC/Ca	1	—
Not Rated[6]	43	47

[5]	Using the higher of Standard & Poor’s or Moody’s Investor Services ratings.

[6]

The Advisor has deemed certain of these not-rated securities to be of investment grade quality. As of June 30, 2008 and June 30, 2007, the market value of these securities was $8,940,500 and $2,689,825, representing 5% and 1% of the Fund’s long-term investments, respectively.

4	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

The Benefits and Risks of Leveraging

The Fund utilizes leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may from time to time leverage its assets through the use of tender option bond (“TOB”) programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate of the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund’s assets, the Fund’s investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund’s NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

The Fund anticipates that its total economic leverage from TOBs will not exceed 5% of its total managed assets. As of June 30, 2008, the Fund had leverage from TOBs of 4% of managed assets.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	5

Schedule of Investments June 30, 2008	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.6%
Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care Facility Revenue Bonds (Capstone Village, Inc. Project), Series A, 5.875%, 8/01/36	$1,255	$1,056,020

Alaska — 1.1%
Alaska Industrial Development and Expert Authority Revenue Bonds (Williams Lynxs Alaska Cargoport), AMT, 8%, 5/01/23	2,000	1,971,560

Arizona — 4.8%
Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project 1), Series A, 6.625%, 7/01/20	1,100	988,196
Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King Apartments Project), Series A:
5.875%, 11/01/08	15	15,047
6%, 11/01/10	20	20,089
6.75%, 5/01/31	1,020	980,914
Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds (America West Airlines Inc. Project), AMT, 6.30%, 4/01/23	2,950	2,305,986
Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project), Series E, 7.25%, 7/01/31	970	996,995
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds:
5%, 12/01/32	1,950	1,731,249
5%, 12/01/37	1,230	1,071,613
Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds (Yavapai Regional Medical Center), Series A, 6%, 8/01/33	500	501,050

		8,611,139

California — 2.0%
California State, Various Purpose, GO, 5.25%, 11/01/25	1,300	1,333,319
Fontana, California, Special Tax, Refunding (Community Facilities District Number 22 — Sierra), 6%, 9/01/34	1,000	988,200
San Jose, California, Airport Revenue Bonds, RIB, AMT, Series 102TP, 9.358%, 3/01/17 (a)(b)	3	2,428
Southern California Public Power Authority, Natural Gas Project Number 1 Revenue Bonds, Series A, 5%, 11/01/29	1,435	1,354,023

		3,677,970

Municipal Bonds	Par (000)	Value

Colorado — 4.0%
Colorado Health Facilities Authority, Revenue Refunding Bonds (Christian Living Communities Project), Series A, 5.75%, 1/01/26	$450	$409,342
Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee), Series A, 7.30%, 9/01/22	2,800	2,841,076
North Range Metropolitan District Number 1, Colorado, GO, 7.25%, 12/15/11 (c)	1,235	1,384,052
Plaza Metropolitan District Number 1, Colorado, Tax Allocation Revenue Bonds (Public Improvement Fees):
8%, 12/01/25	2,000	2,095,440
8.125%, 12/01/25	500	501,365

		7,231,275

Connecticut — 0.9%
Connecticut State Development Authority, Airport Facility Revenue Bonds (Learjet Inc. Project), AMT, 7.95%, 4/01/26	490	523,521
Connecticut State, HFA, Housing Mortgage Finance Program Revenue Bonds, AMT, Sub-Series A-2, 5.15%, 5/15/38	640	601,050
Mashantucket Western Pequot Tribe, Connecticut, Revenue Refunding Bonds, Sub-Series A, 5.50%, 9/01/36	615	540,948

		1,665,519

Florida — 11.0%
Capital Projects Finance Authority, Florida, Continuing Care Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A, 8%, 6/01/12 (c)	800	943,968
Halifax Hospital Medical Center, Florida, Hospital Revenue Refunding Bonds, Series A, 5%, 6/01/38	840	726,953
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System), Series C, 5.25%, 11/15/36	850	813,713
Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum Company), AMT, Series A, 7.125%, 4/01/30	2,500	2,399,775
Jacksonville, Florida, Economic Development Commission, Health Care Facilities, Revenue Refunding Bonds (Florida Proton Therapy Institute), Series A, 6%, 9/01/17	1,000	999,200
Jacksonville, Florida, Economic Development Commission, IDR (Gerdau Ameristeel US, Inc.), AMT, 5.30%, 5/01/37	900	716,967

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
EDA	Economic Development Authority
EDR	Economic Development Reserve Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Lakewood Ranch, Florida, Community Development District Number 5, Special Assessment Revenue Refunding Bonds, Series A, 6.70%, 5/01/11 (c)	$735	$802,694
Lee County, Florida, IDA, IDR (Lee Charter Foundation), Series A, 5.375%, 6/15/37	1,810	1,441,448
Midtown Miami, Florida, Community Development District, Special Assessment Revenue Bonds, Series A:
6%, 5/01/24	1,485	1,353,295
6.25%, 5/01/37	1,350	1,214,379
Orlando, Florida, Urban Community Development District, Capital Improvement Special Assessment Bonds, Series A, 6.95%, 5/01/11 (c)	1,505	1,653,814
Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%, 7/01/28	2,140	1,904,514
Sarasota County, Florida, Health Facilities Authority, Retirement Facility Revenue Refunding Bonds (Village on the Isle Project):
5.50%, 1/01/27	590	531,714
5.50%, 1/01/32	550	478,847
Tampa Palms, Florida, Open Space and Transportation Community Development District Revenue Bonds, Capital Improvement (Richmond Place Project), 7.50%, 5/01/18	2,235	2,237,213

Tolomato Community Development District, Florida, Special Assessment Bonds, 6.65%, 5/01/40	1,850	1,783,567

		20,002,061

Georgia — 4.4%
Atlanta, Georgia, Tax Allocation Bonds:
(Atlantic Station Project), 7.90%, 12/01/11 (c)	2,000	2,322,300
(Princeton Lakes Project), 5.50%, 1/01/31	495	437,431
Brunswick and Glynn County, Georgia, Development Authority, First Mortgage Revenue Bonds (Coastal Community Retirement Corporation Project),Series A (d)(e)(o):
7.125%, 1/01/25	830	556,764
7.25%, 1/01/35	1,185	794,898
Clayton County, Georgia, Tax Allocation Bonds (Ellenwood Project), 7.50%, 7/01/33	1,640	1,545,192
Main Street Natural Gas, Inc., Georgia, Gas Project Revenue Bonds, Series A, 6.375%, 7/15/38	650	623,610
Rockdale County, Georgia, Development Authority Revenue Bonds (Visy Paper Project), AMT, Series A,6.125%, 1/01/34	1,680	1,616,177

		7,896,372

Idaho — 0.9%
Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista Care Corporation), Series A,7.75%, 11/15/16	1,470	1,598,757

Illinois — 4.6%
Chicago, Illinois, O’Hare International Airport, Special Facility Revenue Refunding Bonds (American Airlines Inc. Project), 5.50%, 12/01/30	2,860	1,344,229

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois State Finance Authority Revenue Bonds:
(Clare At Water Tower Project), Series A, 6.125%, 5/15/38	$2,050	$1,841,597
(Landing At Plymouth Place Project), Series A,6%, 5/15/37	430	380,322
(Monarch Landing, Inc. Project), Series A, 7%, 12/01/37	575	558,244
(Primary Health Care Centers Program),6.60%, 7/01/24	490	462,952
Lincolnshire, Illinois, Special Service Area Number 1, Special Tax Bonds (Sedgebrook Project), 6.25%, 3/01/34	755	716,193
Lombard, Illinois, Public Facilities Corporation, First Tier Revenue Bonds (Conference Center and Hotel), Series A-1, 7.125%, 1/01/36	2,400	2,420,064
Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing Redevelopment Project), 6%, 1/01/25	760	689,062

		8,412,663

Indiana — 3.8%
Daviess County, Indiana, EDR (Daviess Community Hospital Project), Refunding, VRDN, 9%, 1/01/29 (a)(f)	3,555	3,555,000
Indiana Health and Educational Facilities Financing Authority, Hospital Revenue Bonds (Community Foundation of Northwest Indiana), 5.50%, 3/01/37	1,985	1,751,524
Vanderburgh County, Indiana, Redevelopment Commission, Redevelopment District Tax Allocation Bonds, 5.25%, 2/01/31	820	786,470
Vigo County, Indiana, Hospital Authority Revenue Bonds (Union Hospital, Inc.):
5.70%, 9/01/37	440	380,283
5.75%, 9/01/42	545	468,651

		6,941,928

Iowa — 1.7%
Iowa Finance Authority, Health Care Facilities, Revenue Refunding Bonds (Care Initiatives Project), 9.25%, 7/01/11 (c)	2,580	3,062,976

Kansas — 0.5%
Wyandotte County, Kansas, Kansas City Unified Government Revenue Refunding Bonds (General Motors Corporation Project), 6%, 6/01/25	1,230	927,924

Louisiana — 2.8%
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds (Westlake Chemical Corporation), 6.75%, 11/01/32	2,000	1,992,180
Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System, Inc.), Series A, 5.25%, 8/15/36	1,300	1,271,868
Saint John Baptist Parish, Louisiana, Revenue Bonds (Marathon Oil Corporation), Series A,5.125%, 6/01/37	2,050	1,832,290

		5,096,338

See Notes to Financial Statements.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Maryland — 1.2%
Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Sub-Series B, 5.875%, 9/01/39	$385	$342,715
Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40%, 9/01/19	1,500	1,466,010
Maryland State Health and Higher Educational Facilities Authority Revenue Bonds (Washington Christian Academy), 5.50%, 7/01/38	410	331,563

		2,140,288

Massachusetts — 3.2%
Massachusetts State Development Finance Agency, First Mortgage Revenue Bonds (Overlook Communities Inc.), Series A, 6.25%, 7/01/34	1,845	1,711,440
Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern Nazarene College), 5.625%, 4/01/19	1,245	1,191,166
Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Jordan Hospital), Series E, 6.75%, 10/01/33	850	852,856
Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
(Bay Cove Human Services Issue), Series A, 5.90%, 4/01/28	1,030	970,394
(Milton Hospital), Series, 5.50%, 7/01/16	500	502,605
Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer Facility (Resource Control Composting), AMT, 9.25%, 6/01/10	500	508,865

		5,737,326

Michigan — 1.5%
Advanced Technology Academy, Michigan, Revenue Bonds, 6%, 11/01/37	625	601,612
Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%, 11/15/34	1,150	1,056,137
Monroe County, Michigan, Hospital Financing Authority, Hospital Revenue Refunding Bonds (Mercy Memorial Hospital Corporation), 5.50%, 6/01/35	1,260	977,344

		2,635,093

Missouri — 0.5%
Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds (Bishop Spencer Place), Series A, 6.50%, 1/01/35	1,000	957,480

Nevada — 0.7%
Clark County, Nevada, IDR (Nevada Power Company Project), AMT, Series A, 5.60%, 10/01/30 (a)	955	816,649
Clark County, Nevada, Improvement District Number 142, Special Assessment Bonds, 6.375%, 8/01/23	420	394,447

		1,211,096

New Hampshire — 0.4%
New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds (Catholic Medical Center), 5%, 7/01/36	835	731,594

Municipal Bonds	Par (000)	Value

New Jersey — 11.4%
Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource Recovery, Revenue Refunding Bonds, AMT, Series A, 7.50%, 12/01/10	$6,000	$6,014,340
New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%, 6/15/24	2,170	2,096,198
New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%, 10/01/14	1,500	1,507,200
New Jersey EDA, Retirement Community Revenue Bonds (c):
(Cedar Crest Village Inc. Facility), Series A, 7.25%, 11/15/11	530	600,607
(Seabrook Village Inc.), Series A, 8.125%, 11/15/10	3,700	4,175,894
New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
6.625%, 9/15/12	3,050	2,825,337
6.25%, 9/15/29	1,000	741,510
New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley Hospital Association), 6.625%, 7/01/36 (o)	1,870	1,209,329
New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series C, 5.05%, 12/15/35 (b)(g)	2,760	634,579
Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Refunding Bonds, Series 1A, 5%, 6/01/41	1,070	806,887

		20,611,881

New Mexico — 2.8%
Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Company — San Juan Project), Series A, 6.95%, 10/01/20	5,000	5,030,450

New York — 3.4%
Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital), Series B, 7.50%, 3/01/29	1,000	1,063,530
New York City, New York, City IDA, Civic Facility Revenue Bonds:
Series C, 6.80%, 6/01/28	350	365,754
(Special Needs Facility Pooled Program), Series C-1, 6.50%, 7/01/24	830	787,753
New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc Project), AMT, 7.625%, 12/01/32	1,730	1,487,869
New York Liberty Development Corporation Revenue Bonds (National Sports Museum Project), Series A, 6.125%, 2/15/19	630	620,972
New York State Dormitory Authority, Non-State Supported Debt, Revenue Refunding Bonds (New York University Hospital Center), Series A, 5%, 7/01/20	2,040	1,934,063

		6,259,941

See Notes to Financial Statements.

8	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

North Carolina — 0.6%
North Carolina Medical Care Commission, Retirement Facilities, First Mortgage Revenue Bonds (Givens Estates Project), Series A, 6.50%, 7/01/13 (c)	$1,000	$1,143,010

Ohio — 1.3%
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2, 6.50%, 6/01/47	2,685	2,443,618

Pennsylvania — 7.8%
Bucks County, Pennsylvania, IDA, Retirement Community Revenue Bonds (Ann’s Choice Inc.), Series A, 6.125%, 1/01/25	1,160	1,142,275
Chester County, Pennsylvania, Health and Education Facilities Authority, Senior Living Revenue Refunding Bonds (Jenners Pond Inc. Project), 7.625%, 7/01/12 (c)	1,750	2,043,965
Harrisburg, Pennsylvania, Authority, University Revenue Bonds (Harrisburg University of Science), Series B, 6%, 9/01/36	600	561,396
Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Brethren Village Project), Series A:
6.25%, 7/01/26 (h)	475	462,014
6.50%, 7/01/40	410	400,299
Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care Project), 6.25%, 2/01/35	1,700	1,545,079
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds (Reliant Energy), AMT, Series B, 6.75%, 12/01/36	1,940	1,957,693
Philadelphia, Pennsylvania, Authority for IDR:
(Air Cargo), AMT, Series A, 7.50%, 1/01/25	1,600	1,625,216
Commercial Development, 7.75%, 12/01/17	4,460	4,463,657

		14,201,594

Rhode Island — 1.0%
Central Falls, Rhode Island, Detention Facility Corporation, Detention Facility, Revenue Refunding Bonds, 7.25%, 7/15/35	1,750	1,772,925

South Carolina — 3.8%
Connector 2000 Association, Inc., South Carolina, Toll Road and Capital Appreciation Revenue Bonds, Senior-Series B (g):
6.50%, 1/01/09	1,100	1,057,870
7.969%, 1/01/14	1,075	612,771
South Carolina Housing Finance and Development Authority, Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.15%, 7/01/37 (b)	5,690	5,301,828

		6,972,469

Tennessee — 1.5%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.03%, 1/01/37 (g)	5,000	837,050
Shelby County, Tennessee, Health, Educational and Housing Facilities Board Revenue Bonds (Germantown Village):
6.25%, 12/01/34	245	199,040
Series A, 7.25%, 12/01/34	1,800	1,762,380

		2,798,470

Municipal Bonds	Par (000)	Value

Texas — 3.0%
Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project), AMT, Series A, 7.70%, 4/01/33	$2,530	$2,378,327
Houston, Texas, Health Facilities Development Corporation, Retirement Facility Revenue Bonds (Buckingham Senior Living Community), Series A, 7.125%, 2/15/14 (c)	1,000	1,187,470
Texas State Public Financing Authority, Charter School Financing Corporation, Revenue Refunding Bonds (KIPP, Inc.), Series A, 5%, 2/15/28 (i)	2,250	1,893,960

		5,459,757

Utah — 1.2%
Carbon County, Utah, Solid Waste Disposal, Revenue Refunding Bonds (Laidlaw Environmental), AMT, Series A, 7.45%, 7/01/17	2,240	2,255,389

Virginia — 1.8%
Dulles Town Center, Virginia, Community Development Authority, Special Assessment Tax (Dulles Town Center Project), 6.25%, 3/01/26	2,430	2,422,030
Tobacco Settlement Financing Corporation of Virginia, Revenue Refunding Bonds, Senior Series B-1, 5%, 6/01/47	1,250	930,288

		3,352,318

Washington — 0.6%
Washington State Housing Financing Commission, Nonprofit Revenue Bonds (Skyline at First Hill Project), Series A, 5.625%, 1/01/38	1,200	1,035,972

West Virginia — 0.5%
Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community Hospital Association Inc. Project), 6.20%, 5/01/13	965	964,971

Wisconsin — 0.7%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (New Castle Place Project), Series A, 7%, 12/01/31	1,320	1,325,346

Wyoming — 1.1%
Wyoming Municipal Power Agency, Power Supply Revenue Bonds, Series A, 5.375%, 1/01/42	2,090	2,025,356

U.S. Virgin Islands — 1.2%
Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker Project), AMT, 6.50%, 7/01/21	2,100	2,138,409

Total Municipal Bonds (Cost — $177,151,771) — 94.3%		171,357,255

See Notes to Financial Statements.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	9

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value

California — 1.6%
San Jose, California, Airport Revenue Refunding Bonds, AMT, Series A, 5.50%, 3/01/32 (b)	$2,965	$2,922,304

Florida — 3.3%
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, Series A, 5.25%, 10/01/33 (k)	6,130	6,003,538

Virginia — 3.3%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.375%, 7/01/36 (l)	6,010	6,018,234

Total Municipal Bonds Transferred to Tender Option Bond Trusts (Cost — $15,196,694) — 8.2%		14,944,076

Short-Term Securities	Shares	Value

Merrill Lynch Institutional Tax-Exempt Fund, 1.73% (m)(n)	4,505,074	$4,505,074

Total Short-Term Securities (Cost — $4,505,074) — 2.5%		4,505,074

Total Investments (Cost — $196,853,539*) — 105.0%		190,806,405
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(7,604,475)
Liabilities in Excess of Other Assets — (0.8)%		(1,546,231)

Net Assets — 100.0%		$181,655,699

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$188,815,533

Gross unrealized appreciation	$4,573,076
Gross unrealized depreciation	(10,134,704)

Net unrealized depreciation	$(5,561,628)

(a)	Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(b)	AMBAC Insured.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy or is in default of interest payments.

(f)	Radian Insured.

(g)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.

(h)	When-issued security.

(i)	ACA Insured.

(j)

Securities represent underlying bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(k)	Assured Guaranty Insured.

(l)	MBIA Insured.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Dividend Income

Merrill Lynch Institutional Tax-Exempt Fund	$4,505,074	$43,703

(n)	Represents the current yield as of report date.

(o)	Illiquid security.

See Notes to Financial Statements.

10	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Statement of Assets and Liabilities

June 30, 2008

Assets

Investments at value — unaffiliated (cost — $192,348,465)	$186,301,331
Investments at value — affiliated (cost — $4,505,074)	4,505,074
Cash	88,742
Interest receivable	3,194,843
Investments sold receivable	55,000
Prepaid expenses	5,822

Total assets	194,150,812

Accrued Liabilities

Investments purchased payable	3,813,218
Income dividends payable	924,330
Investment advisory fees payable	99,170
Interest expense and fees payable	51,975
Other affiliates payable	1,686
Officer’s and Directors’ fees payable	522
Other accrued expenses payable	51,712

Total accrued liabilities	4,942,613

Other Liabilities

Trust certificates[1]	7,552,500

Total Liabilities	12,495,113

Net Assets

Net assets	$181,655,699

Net Assets Consist of

Par value $0.10 per share (150,000,000 shares authorized, 19,878,055 shares issued and outstanding)	$1,987,806
Paid-in capital in excess of par	199,027,427
Undistributed net investment income	1,093,688
Accumulated net realized loss	(14,406,088)
Net unrealized appreciation/depreciation	(6,047,134)

Net assets, $9.14 net asset value per share	$181,655,699

Statement of Operations

Year Ended June 30, 2008

Investment Income

Interest	$12,228,923
Dividends from affiliates	43,703

Total income	12,272,626

Expenses

Investment advisory	1,229,902
Accounting services	79,184
Professional	61,732
Printing	41,323
Officer and Directors	17,547
Transfer agent	15,112
Custodian	12,232
Registration	9,238
Miscellaneous	50,513

Total expenses excluding interest expense and fees	1,516,783
Interest expense and fees[2]	85,497

Total expenses	1,602,280
Less fees waived by advisor	(3,446)

Total expenses after waiver	1,598,834

Net investment income	10,673,792

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(111,429)
Futures and swaps	227,869

116,440

Net change in unrealized appreciation/depreciation on:
Investments	(15,672,274)
Swaps	178,595

(15,493,679)

Total realized and unrealized loss	(15,377,239)

Net Decrease in Net Assets Resulting from Operations	$(4,703,447)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	11

Statements of Changes in Net Assets

	Year Ended June 30,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$10,673,792	$11,385,891
Net realized gain (loss)	116,440	(3,091,653)
Net change in unrealized appreciation/depreciation	(15,493,679)	4,418,732

Net increase (decrease) in net assets resulting from operations	(4,703,447)	12,712,970

Dividends to Shareholders From

Net investment income	(11,460,645)	(11,596,069)

Capital Stock Transactions

Reinvestment of dividends	993,437	1,063,048

Net Assets

Total increase (decrease) in net assets	(15,170,655)	2,179,949
Beginning of year	196,826,354	194,646,405

End of year	$181,655,699	$196,826,354

End of year undistributed net investment income	$1,093,688	$1,880,620

See Notes to Financial Statements.

12	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Financial Highlights

	Year Ended June 30,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$9.95	$9.90	$9.82	$9.13	$8.99

Net investment income[1]	0.54	0.58	0.58	0.58	0.60
Net realized and unrealized gain (loss)	(0.77)	0.06	0.08	0.69	0.11

Net increase (decrease) from investment operations	(0.23)	0.64	0.66	1.27	0.71

Dividends and distributions from:
Net investment income	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)
Net realized gain	—	—	—	—	— [2]

Total dividends and distributions	(0.58)	(0.59)	(0.58)	(0.58)	(0.57)

Net asset value, end of year	$9.14	$9.95	$9.90	$9.82	$9.13

Market price, end of year	$9.28	$10.23	$10.25	$9.48	$8.26

Total Investment Return[3]

Based on net asset value	(2.40)%	6.48%	7.00%	14.67%	8.64%

Based on market price	(3.61)%	5.73%	14.76%	22.36%	4.20%

Ratios to Average Net Assets

Total expenses after waiver and excluding interest expense and fees[4]	0.80%	0.80%	0.80%	0.80%	0.79%

Total expenses after waiver	0.84%	0.80%	0.80%	0.80%	0.79%

Total expenses	0.85%	0.80%	0.81%	0.80%	0.79%

Net investment income	5.64%	5.75%	5.83%	6.11%	6.52%

Supplemental Data

Net assets, end of year (000)	$181,656	$196,826	$194,646	$192,475	$178,983

Portfolio turnover	25%	22%	19%	22%	19%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	13

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Apex Municipal Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Fund’s pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counter-party agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Fund will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a

14	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Notes to Financial Statements (continued)

corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At June 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $14,944,076, the related liability for trust certificates was $7,552,500 and the range of interest rates on the liability for trust certificates was 1.70% to 2.961%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investment in TOBs likely will adversely affect the Fund’s investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund’s net asset values per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., futures) or certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective December 31, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended June 30, 2005 through June 30, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statements disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	15

Notes to Financial Statements (continued)

is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets. Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated Merrill Lynch Institutional Tax-Exempt Fund. This amount is included in fees waived by the advisor on the Statement of Operations. For the year ended June 30, 2008, the amount was $3,446.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended June 30, 2008, the Fund reimbursed the Advisor $3,435, for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2008, were $48,243,750 and $45,954,044, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 150,000,000 shares, par value $0.10 per share.

Shares issued and outstanding for the year ended June 30, 2008 increased by 103,837 as a result of dividend reinvestment. Shares issued and outstanding for the year ended June 30, 2007 increased by 104,307 as a result of dividend reinvestment.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,368,454 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, and $79 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards, amortization methods on fixed income securities, and the reclassification of distributions. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

	6/30/2008	6/30/2007

Distributions paid from:
Tax-exempt income	$11,460,645	$11,596,069

Total distributions	$11,460,645	$11,596,069

16	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Notes to Financial Statements (concluded)

As of June 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt net income	$695,844

Total undistributed net earnings	695,844
Capital loss carryforward	(14,348,700	)*
Net unrealized losses	(5,706,678	)**

Total accumulated net losses	$(19,359,534)

*

On June 30, 2008, the Fund had a capital loss carryforward of $14,348,700, of which $5,341,699 expires in 2009, $2,075,987 expires in 2010, $2,163,492 expires in 2011, $1,659,281 expires in 2012, $35,292 expires in 2013 and $3,072,949 expires in 2015. This amount will be available to offset future realized capital gains.

**

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the difference between book and tax treatment of residual interests in tender option bonds.

6. Concentration Risk:

The Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the issuer will meet its obligation.

7. Subsequent Event:

The Fund paid a net investment income dividend to holders of its Common Stock in the amount of $0.0465 per share on August 1, 2008 to shareholders of record on July 15, 2008.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of BlackRock Apex Municipal Fund, Inc. (the “Fund”) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Apex Municipal Fund, Inc. as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid monthly by BlackRock Apex Municipal Fund, Inc. during the taxable year ended June 30, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	17

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of the BlackRock Apex Municipal Fund, Inc. (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Investment Management, LLC (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of Directors of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper, Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

18	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund’s historic performance and the Fund’s performance compared to its Peers. More specifically, the Fund’s one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers’ median performance).

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general the Fund performed better than its Peers in that its performance was at or above the median in at least two of the one-, three- and five-year periods reported.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	19

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that, although the Fund pays contractual management fees that are higher than the median of its Peers, the Fund’s actual total expenses including investment-related expenses and taxes are comparable to the median of its Peers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

E. Economies of Scale: In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

20	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that the Fund’s fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	21

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

22	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Chairman and Trustee, Educational Testing Service since 1997; Director, The Fremont Group since 1996; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				113 Funds 110 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Formerly Director of Enable Medical Corp. from 1996 to 2005; Formerly an investment banker at Morgan Stanley from 1976 to 1987.

				112 Funds 109 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham College since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				112 Funds 109 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	113 Funds 110 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				113 Funds 110 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital since 2000; Member of the Corporation of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for Economic Development (research organization) since 1990; Member of the Advisory Board to the International School of Business, Brandeis University since 2002; Formerly Director of Bell South (communications) from 1998 to 2006; Formerly Director of Ionics (water purification) from 1992 to 2005; Formerly Director of John Hancock Financial Services from 1994 to 2003; Formerly Director of Knight Ridder (media) from 1998 to 2006.

				113 Funds 110 Portfolios	The McClatchy Company (publishing)

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	23

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Formerly Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	112 Funds 109 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	112 Funds 109 Portfolios	BlackRock-Kelso Capital Corp.

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean of Columbia Business School since 2004; Columbia faculty member since 1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				113 Funds 110 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

Mizuho Financial Group Professor of Finance, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				112 Funds 109 Portfolios	None

Robert S. Salomon, Jr. 40 East 52nd Street New York, NY 10022 1936	Director and Member of the Audit Committee	Since 1996	Formerly Principal of STI Management LLC (investment adviser) from 1994 to 2005.	112 Funds 109 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			185 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			184 Funds 294 Portfolios	None

[3]

Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

24	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	25

Additional Information (continued)

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Fund does not make available copies of its Statements of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objective or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

26	BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.

BLACKROCK APEX MUNICIPAL FUND, INC.	JUNE 30, 2008	27

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock Apex Municipal Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#10955-6/08

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Apex
Municipal Fund, Inc.	$26,400	$28,000	$0	$0	$6,100	$6,100	$1,049	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Apex Municipal Fund, Inc.	$294,649	$2,967,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha (term ended effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)
James T. Flynn (term began effective November 1, 2007)
Kenneth A. Froot (term ended effective November 1, 2007)
Joe Grills (term ended effective November 1, 2007)
W. Carl Kester (term began effective November 1, 2007)
Herbert I. London (term ended effective November 1, 2007)
Roberta Cooper Ramo (term ended effective November 1, 2007)
Karen P. Robards (term began effective November 1, 2007)
Robert S. Salomon, Jr.

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies of the Fund are attached hereto as Exhibit 99.PROXYPOL.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of June 30, 2008.

(a)(1) BlackRock Apex Municipal Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Mr. Jaeckel and Mr. O’Connor are responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selecting the Fund’s investments. Mr. O’Connor has been the Fund’s portfolio manager since 2006. Mr. Jaeckel has been the Fund’s portfolio manager since 1997.

Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

(a)(2) As of June 30, 2008:

				Number of Other Accounts and
	Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type			Performance-Based

	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Theodore R. Jaeckel, Jr.	81	0	0	0	0	0

	$28.5 Billion	$0	$0	$0	$0	$0

Walter O’Connor	81	0	0	0	0	0

	$28.5 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of June 30, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of June 30, 2008, neither of Mr. Jaeckel or Mr. O’Connor beneficially owned any stock issued by the Fund.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Apex Municipal Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Apex Municipal Fund, Inc.

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Apex Municipal Fund, Inc.

Date: August 22, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Apex Municipal Fund, Inc.

Date: August 22, 2008